UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C. 20549






                                     FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of earliest event reported:  April 1, 2001




               Exact name of Registrants as specified in their   IRS Employer
Commission       charters, addresses of principal executive     Identification
File Number        offices and Registrants' phone number            Number

1-8841	                     FPL GROUP, INC.	                59-2449419
1-3545	              FLORIDA POWER & LIGHT COMPANY	        59-0247775
	                  700 Universe Boulevard
	                 Juno Beach, Florida 33408
	                      (561) 694-4000


State or other jurisdiction of incorporation:  Florida





Item 7.  Financial Statements and Exhibits

Exhibit No.                         Description

   2         Merger Termination and Release Agreement between FPL Group, Inc.
             and Entergy Corporation dated April 1, 2001

  99         FPL Group Press Release dated April 2, 2001







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                  FPL Group, Inc.
                          Florida Power & Light Company
                                   (Registrants)


Date:  April 2, 2001		 K. MICHAEL DAVIS
                                 K. Michael Davis
           Controller and Chief Accounting Officer of FPL Group, Inc.
                  Vice President, Accounting, Controller and
           Chief Accounting Officer of Florida Power & Light Company